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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 13, 2000



                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)

               California                                 77-0387041
     (State or other jurisdiction of                    (IRS Employer
     incorporation or organization)                     Identification No.)

                        COMMISSION FILE NUMBER:  0-25034

             2860 West Bayshore Road, Palo Alto, California 94303
     (Address of principal executive offices)         (Zip Code)

                                (650) 813-8200
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER ITEMS.

On October 13, 2000, Greater Bay Bancorp (the "Registrant") completed the acquisition of Bank of Petaluma which was accounted for as a pooling-of-interests. Shareholders of Bank of Petaluma received 0.5731 shares of the Registrant's Common Stock for each outstanding share of Bank of Petaluma Common Stock. A total of approximately 834,000 (presplit) shares were issued in the transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling-of-interests method of accounting. Upon publication of the Registrant's financial statements for a period which includes October 13, 2000, these supplemental consolidated financial statements will become the historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
 NO.                                   EXHIBITS
-------                                --------
23.1     Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for the years ended December 31, 1999 and 1998 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for the year ended December 31, 1997 (included in electronic filing through EDGAR)

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Bank of Petaluma)

         For the Years Ended December 31, 1999, 1998 and 1997:

         Selected Financial Data
         Management's Discussion and Analysis
         Supplemental Consolidated Balance Sheet as of December 31, 1999 and
         1998
         Supplemental Consolidated Statements of Operations for the Years Ended December 31, 1999, 1998 and 1997
         Supplemental Consolidated Statements of Comprehensive Income for the Years
         Ended December 31, 1999, 1998 and 1997
         Supplemental Consolidated Statements of Shareholders' Equity for the Years
         Ended December 31, 1999, 1998 and 1997
         Notes to Supplemental Consolidated Financial Statements
         Report of Independent Accountants

                                       2
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                                  SIGNATURES

IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GREATER BAY BANCORP
(Registrant)

By:

/s/ Steven C. Smith
-------------------
    Steven C. Smith
    Executive Vice President, Chief Administrative Officer and
    Chief Financial Officer



Date:  October 17, 2000

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                                 EXHIBIT INDEX

Exhibits.

23.1  Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for the years ended December 31, 1999 and 1998 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for the year ended December 31, 1997 (included in electronic filing through EDGAR)

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include Bank of Petaluma)

      For the Years Ended December 31, 1999, 1998 and 1997:

      Selected Financial Data
      Management's Discussion and Analysis
      Supplemental Consolidated Balance Sheets as of December 31, 1999 and 1998 Supplemental Consolidated Statements of Operations for the Years Ended December 31, 1999, 1998 and 1997
      Supplemental Consolidated Statements of Comprehensive Income for the Years Ended December 31, 1999, 1998 and 1997
      Supplemental Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1999, 1998 and 1997
      Notes to Supplemental Consolidated Financial Statements
      Report of Independent Accountants

                                       4